AMENDED AND RESTATED SECURED PROMISSORY NOTE


$1,612,500.00                                          As of November 7, 1995


                  FOR VALUE RECEIVED, Ira B. Lampert ("Obligor") hereby promises to pay to the order of CONCORD CAMERA CORP., a New Jersey corporation (the "Company"), in lawful money of the United States in immediately available funds, at 35 Mileed Way, Avenel, New Jersey, 07001, or at such other place as the Company or any holder hereof may from time to time designate, the principal sum of One Million Six Hundred Twelve Thousand Five Hundred ($1,612,500.00), (as such amount may be reduced as hereinafter provided) on the fifth anniversary of the date hereof (or earlier as hereinafter provided), and to pay interest at such office or place from the date hereof on the unpaid principal balance hereof (calculated on the basis of a 365-day year and actual days elapsed) at the rate of six percent (6%) per annum, payable annually in arrears on each anniversary of the date hereof, until such unpaid principal balance shall be due and payable (whether at maturity, by acceleration or otherwise), and thereafter, on demand. In no event shall the rate of interest hereunder exceed the maximum interest rate permitted by applicable law.

                  Notwithstanding anything to the contrary contained herein, as of May 7, 1996, the principal amount outstanding hereunder is reduced to One Million Three Hundred Sixteen Thousand Eight Hundred Seventy-Five Dollars ($1,316,875.00) (the "Reduced Principal Amount"), as a result of the repayment of $295,625 of principal amount (the "Repaid Amount"); provided, however, Obligor acknowledged that interest on the Repaid Amount from November 7, 1995 to an including May 7, 1996 remains accrued and unpaid and shall remain payable in accordance with this Note. From and after May 7, 1997, interest payable hereunder shall be calculated upon the Reduced Principal Amount and shall otherwise be payable in accordance with this Note.

                  Interest on this Note shall be payable in cash, except that so long as Obligor remains an employee of the Company or any subsidiary thereof or performs consulting activities for any thereof, Obligor may (i) apply the shares of the Company's Common Stock pledged to the Company as provided below in payment of interest, by delivering to the Company a letter in form and substance reasonably satisfactory to the Company instructing it to apply the requisite number of such shares to the payment of such interest (whereupon the number of shares required for such payment shall be cancelled), it being understood that for this purpose such shares shall be valued at the Fair Market Value (as defined below) thereof on the date on which such letter is so delivered to the Company, or (ii) deliver, as payment of interest, a secured promissory note dated the date of payment of interest in the principal amount of such interest payment and having substantially the same terms as this Note. Interest on this Note may also be payable in any combination of cash, shares of the Company's Common Stock or a secured promissory note, all on the terms described in the preceding sentence. For the purposes hereof, the "Fair Market Value" per share of Common Stock of the Company ("Common Stock") on any date means the average of the closing prices for the Common Stock for the five consecutive trading days immediately preceding such date. The closing price for

F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        1
the Common Stock on any date shall be the closing price thereof officially reported on that date (or if there were no sales on that date, on the next preceding date on which such closing price was recorded) by the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any such national securities exchange, the closing price as furnished by the National Association of Securities Dealers through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not reported on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company (whose determination shall be conclusive), based on the best information available to it.

                  This Note amends and restates in all respects that certain secured promissory note, dated November 7, 1995, from Obligor to the Company in the principal amount of $1,612,500.00, which was amended by an agreement, dated as of May 7, 1996 between the Company and the Obligor (such Note, as amended, the "Old Note"). Amounts outstanding under the Old Note on the date hereof shall be evidenced by and repayable in accordance with this Note. Pursuant to an Agreement, dated as of November 7, 1995 (the "Agreement"), between the Company and Obligor, the Company issued to Obligor the shares of Common Stock listed on Schedule A hereto (the "Shares") and Obligor paid the purchase price for the Shares by delivering to the Company the Old Note.

                  To secure the complete and timely performance by Obligor of Obligor's obligations under this Note, Obligor hereby pledges to the Company, and grants to the Company a security interest in, the Shares. To perfect such pledge, the Company will maintain possession of the Shares, as evidenced by a properly issued and countersigned stock certificate therefor and accompanied by a duly executed stock power therefor endorsed in blank, which have previously been delivered to the Company in connection with the Old Note and the Company hereby acknowledges possession of the Shares and stock powers. The term "Pledged Securities," as used herein, means the shares, certificate and stock power so delivered, plus any additional money, property or securities delivered to or otherwise held by the Company as additional security pursuant to the provisions of this Note. Obligor does hereby create a further such security interest in all dividends and distributions that may hereafter be declared or paid upon the Pledged Securities as well as any securities issued in subdivision or combination thereof, or in substitution therefor, to be received by the Company and held as additional security for Obligor's obligations under this Note. Obligor shall forthwith deliver to the Company any and all of such dividends, distributions and securities that may be at any time received by Obligor (and the Company is authorized to retain the same), to be held by the Company as though the same were Pledged Securities, in accordance with the terms of this Note. Any cash received and retained by the Company as additional security hereunder pursuant to the foregoing provisions may at any time and from time to time be applied (in whole or in part) by the Company, at the Company's option, to the payment of interest on and/or principal of this Note (as the Company shall in its sold discretion determined).

                  Obligor represents and warrants to the Company that Obligor has, and will have while the Pledged Securities are on deposit with the Company hereunder, good title to all of the Pledged

F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        2

Securities, free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever (except as provided herein); provided, however, that, (i) in the event of any sale of Pledged Securities pursuant to the express terms and conditions of Section 1(b) of the Agreement as amended on the date hereof, Company shall release such Pledged Securities from the security interest granted hereby and the same shall cease to be Pledged Securities for all purposes hereunder, and (ii) in the event of any voluntary prepayment by Obligor of all or any portion of the principal of this Note, Company shall release that number of the Pledged Securities (rounded to the nearest whole share) as shall equal the principal amount so prepaid divided by $5.375.

                  So long as the Pledged Securities are on deposit with the Company hereunder, Obligor shall be entitled to exercise, as Obligor shall think fit, but in a manner not inconsistent with the terms of this Note, the voting power with respect to the Pledged Securities, subject to the terms of the Voting Agreement (as defined in the Agreement as amended on the date hereof).

                  Obligor hereby appoints the Company as Obligor's attorney-in-fact for the purpose of carrying out the provisions of the Agreement as amended on the date hereof and taking any action and executing any instrument which either may deem necessary or advisable to accomplish the purposes hereof or thereof. Without limiting the generality of the foregoing, the Company shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to Obligor representing any interest or dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

                  Notwithstanding anything to the contrary contained herein, if Obligor ceases to be an employee of the Company or any subsidiary thereof or ceases to be engaged in consulting activities for any thereof, all amounts owing under this Note shall thereupon become and be immediately due and payable unless the Company notifies the Purchaser otherwise.

                  If (i) Obligor shall fail to make any payment hereunder on or prior to the date on which such payment is due (including pursuant to the immediately preceding paragraph), (ii) Obligor shall die, (iii) Obligor shall
(A) be generally not paying his debts as they become due, (B) file, consent by answer or otherwise to the filing against it of, default with respect to, or not timely controvert, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (C) make an assignment for the benefit of Obligor's creditors, (D) be adjudicated insolvent; or (E) take action for the purpose of any of the foregoing, or (iv) a court or governmental authority of competent jurisdiction shall enter an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to Obligor or with respect to any substantial part of Obligor's property, or an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Obligor, or any petition for any such relief shall be filed against Obligor and such petition shall not be dismissed within 60 days -- then and in any such event (each such event referred to in this paragraph being referred to herein as an "Event of Default"), in addition to all rights and remedies of the Company under applicable law and otherwise, all such

F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        3
rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, the Company may, at its option, declare all amounts owing under this Note to be due and payable, whereupon the maturity of this Note shall be accelerated and all amounts owing hereunder shall forthwith become and be immediately due and payable.

                  If an Event of Default shall occur and be continuing (without waiver), then, and in any such event, the Company shall be entitled to exercise any and all rights and remedies with respect to the Pledged Securities or any part thereof as are provided by the Uniform Commercial Code of the State of New Jersey, as now or hereafter in effect, or other applicable law. In furtherance of and without limiting the foregoing, in such event the Company shall be entitled, at its option and upon five days' prior notice to Obligor, to apply all or any part of the Pledged Securities in satisfaction of amounts due under this Note, by cancelling the Pledged Securities applied to the payment thereof (and for the purposes hereof the Pledged Securities shall be valued at the Fair Market Value thereof on the date of payment). Obligor recognizes that the Company would be unable to effect a public sale of all or a part of the Pledged Securities absent compliance with the Securities Act of 1933, as amended, as now or hereafter in effect, and/or applicable Blue Sky or other state securities laws, as now or hereafter in effect, and that compliance with the foregoing would subject the Company to considerable expense. Accordingly, Obligor agrees that the Company shall be deemed to have acted in a commercially reasonable manner by cancelling Pledged Securities (in lieu of any sale thereof) as aforesaid in satisfaction of amounts due under this Note.

                  Obligor and all endorsers, guarantors and sureties hereof hereby severally waive diligence, demand, presentment, protest and notice of any kind, and assent to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

                  Obligor may, at his or her option, at any time and from time to time, prepay all or any part of the principal of this Note, without penalty or premium (each such prepayment to be applied first to accrued interest and then to principal).

                  This Note may not be changed, modified or terminated except by an agreement in writing signed by the Company and Obligor.

                  Obligor agrees to pay all costs and expenses including reasonable attorneys' fees, incurred by any holder of this Note in investigating and enforcing any of such holder's rights and remedies following an Event of Default hereunder, whether or not suit is instituted.

                  In the event of any litigation with respect to any of this Note or the Collateral, Obligor waives the right to a trial by jury. Obligor hereby irrevocably consents to the jurisdiction of the courts of the State of New Jersey and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note or the Collateral. Process in any such action or proceeding may be served on Obligor anywhere in the world, whether within or without

F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        4
the State of New Jersey, by first class certified or registered mail, postage prepaid, return receipt requested, or by any other method allowed by law.

                  This Note shall be governed by New Jersey law without regard to the conflicts of law principles thereof.



                                                      /s/ Ira B. Lampert
                                                           Obligor

F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        5

           SCHEDULE A TO AMENDED AND RESTATED SECURED PROMISSORY NOTE

                               PLEDGED SECURITIES


245,000 Shares No Par Value Concord Camera Corp. Common Stock





F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        6

                  AMENDED AND RESTATED SECURED PROMISSORY NOTE


$53,750.00                                            As of November 7, 1995


                  FOR VALUE RECEIVED, Eli Shoer ("Obligor") hereby promises to pay to the order of CONCORD CAMERA CORP., a New Jersey corporation (the "Company"), in lawful money of the United States in immediately available funds, at 35 Mileed Way, Avenel, New Jersey, 07001, or at such other place as the Company or any holder hereof may from time to time designate, the principal sum of Fifty-Three Thousand Seven-Hundred Fifty Dollars ($53,750.00), on the fifth anniversary of the date hereof (or earlier as hereinafter provided), and to pay interest at such office or place from the date hereof on the unpaid principal balance hereof (calculated on the basis of a 365-day year and actual days elapsed) at the rate of six percent (6%) per annum, payable annually in arrears on each anniversary of the date hereof, until such unpaid principal balance shall be due and payable (whether at maturity, by acceleration or otherwise), and thereafter, on demand. In no event shall the rate of interest hereunder exceed the maximum interest rate permitted by applicable law.

                  Interest on this Note shall be payable in cash, except that so long as Obligor remains an employee of the Company or any subsidiary thereof or performs consulting activities for any thereof, Obligor may (i) apply the shares of the Company's Common Stock pledged to the Company as provided below in payment of interest, by delivering to the Company a letter in form and substance reasonably satisfactory to the Company instructing it to apply the requisite number of such shares to the payment of such interest (whereupon the number of shares required for such payment shall be cancelled), it being understood that for this purpose such shares shall be valued at the Fair Market Value (as defined below) thereof on the date on which such letter is so delivered to the Company, or (ii) deliver, as payment of interest, a secured promissory note dated the date of payment of interest in the principal amount of such interest payment and having substantially the same terms as this Note. Interest on this Note may also be payable in any combination of cash, shares of the Company's Common Stock or a secured promissory note, all on the terms described in the preceding sentence. For the purposes hereof, the "Fair Market Value" per share of Common Stock of the Company ("Common Stock") on any date means the average of the closing prices for the Common Stock for the five consecutive trading days immediately preceding such date. The closing price for the Common Stock on any date shall be the closing price thereof officially reported on that date (or if there were no sales on that date, on the next preceding date on which such closing price was recorded) by the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any such national securities exchange, the closing price as furnished by the National Association of Securities Dealers through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not reported on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company (whose determination shall be conclusive), based on the best information available to it.


F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        1

                  This Note amends and restates in all respects that certain secured promissory note, dated November 7, 1995, from Obligor to the Company in the principal amount of $53,750, (the "Old Note"). Amounts outstanding under the Old Note on the date hereof shall be evidenced by and repayable in accordance with this Note. Pursuant to an Agreement, dated as of November 7, 1995 (the "Agreement"), between the Company and Obligor, the Company issued to Obligor the shares of Common Stock listed on Schedule A hereto (the "Shares") and Obligor paid the purchase price for the Shares by delivering to the Company the Old Note.

                  To secure the complete and timely performance by Obligor of Obligor's obligations under this Note, Obligor hereby pledges to the Company, and grants to the Company a security interest in, the Shares. To perfect such pledge, the Company will maintain possession of the Shares, as evidenced by a properly issued and countersigned stock certificate therefor and accompanied by a duly executed stock power therefor endorsed in blank, which have previously been delivered to the Company in connection with the Old Note and the Company hereby acknowledges possession of the Shares and stock powers. The term "Pledged Securities," as used herein, means the shares, certificate and stock power so delivered, plus any additional money, property or securities delivered to or otherwise held by the Company as additional security pursuant to the provisions of this Note. Obligor does hereby create a further such security interest in all dividends and distributions that may hereafter be declared or paid upon the Pledged Securities as well as any securities issued in subdivision or combination thereof, or in substitution therefor, to be received by the Company and held as additional security for Obligor's obligations under this Note. Obligor shall forthwith deliver to the Company any and all of such dividends, distributions and securities that may be at any time received by Obligor (and the Company is authorized to retain the same), to be held by the Company as though the same were Pledged Securities, in accordance with the terms of this Note. Any cash received and retained by the Company as additional security hereunder pursuant to the foregoing provisions may at any time and from time to time be applied (in whole or in part) by the Company, at the Company's option, to the payment of interest on and/or principal of this Note (as the Company shall in its sold discretion determined).

                  Obligor represents and warrants to the Company that Obligor has, and will have while the Pledged Securities are on deposit with the Company hereunder, good title to all of the Pledged Securities, free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever (except as provided herein); provided, however, that, (i) in the event of any sale of Pledged Securities pursuant to the express terms and conditions of Section 1(b) of the Agreement as amended on the date hereof, Company shall release such Pledged Securities from the security interest granted hereby and the same shall cease to be Pledged Securities for all purposes hereunder, and (ii) in the event of any voluntary prepayment by Obligor of all or any portion of the principal of this Note, Company shall release that number of the Pledged Securities (rounded to the nearest whole share) as shall equal the principal amount so prepaid divided by $5.375.

                  So long as the Pledged Securities are on deposit with the Company hereunder, Obligor shall be entitled to exercise, as Obligor shall think fit, but in a manner not inconsistent with

F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        2
the terms of this Note, the voting power with respect to the Pledged Securities, subject to the terms of the Voting Agreement (as defined in the Agreement as amended on the date hereof).

                  Obligor hereby appoints the Company as Obligor's attorney-in-fact for the purpose of carrying out the provisions of the Agreement as amended on the date hereof and taking any action and executing any instrument which either may deem necessary or advisable to accomplish the purposes hereof or thereof. Without limiting the generality of the foregoing, the Company shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to Obligor representing any interest or dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

                  Notwithstanding anything to the contrary contained herein, if Obligor ceases to be an employee of the Company or any subsidiary thereof or ceases to be engaged in consulting activities for any thereof, all amounts owing under this Note shall thereupon become and be immediately due and payable unless the Company notifies the Purchaser otherwise.

                  If (i) Obligor shall fail to make any payment hereunder on or prior to the date on which such payment is due (including pursuant to the immediately preceding paragraph), (ii) Obligor shall die, (iii) Obligor shall
(A) be generally not paying his debts as they become due, (B) file, consent by answer or otherwise to the filing against it of, default with respect to, or not timely controvert, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (C) make an assignment for the benefit of Obligor's creditors, (D) be adjudicated insolvent; or (E) take action for the purpose of any of the foregoing, or (iv) a court or governmental authority of competent jurisdiction shall enter an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to Obligor or with respect to any substantial part of Obligor's property, or an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Obligor, or any petition for any such relief shall be filed against Obligor and such petition shall not be dismissed within 60 days -- then and in any such event (each such event referred to in this paragraph being referred to herein as an "Event of Default"), in addition to all rights and remedies of the Company under applicable law and otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, the Company may, at its option, declare all amounts owing under this Note to be due and payable, whereupon the maturity of this Note shall be accelerated and all amounts owing hereunder shall forthwith become and be immediately due and payable.

                  If an Event of Default shall occur and be continuing (without waiver), then, and in any such event, the Company shall be entitled to exercise any and all rights and remedies with respect to the Pledged Securities or any part thereof as are provided by the Uniform Commercial Code of the State of New Jersey, as now or hereafter in effect, or other applicable law. In furtherance of and

F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        3
without limiting the foregoing, in such event the Company shall be entitled, at its option and upon five days' prior notice to Obligor, to apply all or any part of the Pledged Securities in satisfaction of amounts due under this Note, by cancelling the Pledged Securities applied to the payment thereof (and for the purposes hereof the Pledged Securities shall be valued at the Fair Market Value thereof on the date of payment). Obligor recognizes that the Company would be unable to effect a public sale of all or a part of the Pledged Securities absent compliance with the Securities Act of 1933, as amended, as now or hereafter in effect, and/or applicable Blue Sky or other state securities laws, as now or hereafter in effect, and that compliance with the foregoing would subject the Company to considerable expense. Accordingly, Obligor agrees that the Company shall be deemed to have acted in a commercially reasonable manner by cancelling Pledged Securities (in lieu of any sale thereof) as aforesaid in satisfaction of amounts due under this Note.

                  Obligor and all endorsers, guarantors and sureties hereof hereby severally waive diligence, demand, presentment, protest and notice of any kind, and assent to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

                  Obligor may, at his or her option, at any time and from time to time, prepay all or any part of the principal of this Note, without penalty or premium (each such prepayment to be applied first to accrued interest and then to principal).

                  This Note may not be changed, modified or terminated except by an agreement in writing signed by the Company and Obligor.

                  Obligor agrees to pay all costs and expenses including reasonable attorneys' fees, incurred by any holder of this Note in investigating and enforcing any of such holder's rights and remedies following an Event of Default hereunder, whether or not suit is instituted.

                  In the event of any litigation with respect to any of this Note or the Collateral, Obligor waives the right to a trial by jury. Obligor hereby irrevocably consents to the jurisdiction of the courts of the State of New Jersey and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note or the Collateral. Process in any such action or proceeding may be served on Obligor anywhere in the world, whether within or without the State of New Jersey, by first class certified or registered mail, postage prepaid, return receipt requested, or by any other method allowed by law.

                  This Note shall be governed by New Jersey law without regard to the conflicts of law principles thereof.



                                                      /s/ Eli Shoer
                                                         Obligor

F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        4

           SCHEDULE A TO AMENDED AND RESTATED SECURED PROMISSORY NOTE

                               PLEDGED SECURITIES


10,000 Shares No Par Value Concord Camera Corp. Common Stock





F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        5

                  AMENDED AND RESTATED SECURED PROMISSORY NOTE


$134,375.00                                           As of November 7, 1995


                  FOR VALUE RECEIVED,  Gary M. Simon ("Obligor") hereby promises to pay to the order of CONCORD CAMERA CORP., a New Jersey corporation (the "Company"), in lawful money of the United States in immediately available funds, at 35 Mileed Way, Avenel, New Jersey, 07001, or at such other place as the Company or any holder hereof may from time to time designate, the principal sum of One-Hundred Thirty-Four Thousand Three-Hundred Seventy-Five Dollars ($134,375.00), on the fifth anniversary of the date hereof (or earlier as hereinafter provided), and to pay interest at such office or place from the date hereof on the unpaid principal balance hereof (calculated on the basis of a 365-day year and actual days elapsed) at the rate of six percent (6%) per annum, payable annually in arrears on each anniversary of the date hereof, until such unpaid principal balance shall be due and payable (whether at maturity, by acceleration or otherwise), and thereafter, on demand. In no event shall the rate of interest hereunder exceed the maximum interest rate permitted by applicable law.

                  Interest on this Note shall be payable in cash, except that so long as Obligor remains an employee of the Company or any subsidiary thereof or performs consulting activities for any thereof, Obligor may (i) apply the shares of the Company's Common Stock pledged to the Company as provided below in payment of interest, by delivering to the Company a letter in form and substance reasonably satisfactory to the Company instructing it to apply the requisite number of such shares to the payment of such interest (whereupon the number of shares required for such payment shall be cancelled), it being understood that for this purpose such shares shall be valued at the Fair Market Value (as defined below) thereof on the date on which such letter is so delivered to the Company, or (ii) deliver, as payment of interest, a secured promissory note dated the date of payment of interest in the principal amount of such interest payment and having substantially the same terms as this Note. Interest on this Note may also be payable in any combination of cash, shares of the Company's Common Stock or a secured promissory note, all on the terms described in the preceding sentence. For the purposes hereof, the "Fair Market Value" per share of Common Stock of the Company ("Common Stock") on any date means the average of the closing prices for the Common Stock for the five consecutive trading days immediately preceding such date. The closing price for the Common Stock on any date shall be the closing price thereof officially reported on that date (or if there were no sales on that date, on the next preceding date on which such closing price was recorded) by the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any such national securities exchange, the closing price as furnished by the National Association of Securities Dealers through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not reported on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company (whose determination shall be conclusive), based on the best information available to it.

F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        1

                  This Note amends and restates in all respects that certain secured promissory note, dated November 7, 1995, from Obligor to the Company in the principal amount of $134,375, (the "Old Note"). Amounts outstanding under the Old Note on the date hereof shall be evidenced by and repayable in accordance with this Note. Pursuant to an Agreement, dated as of November 7, 1995 (the "Agreement"), between the Company and Obligor, the Company issued to Obligor the shares of Common Stock listed on Schedule A hereto (the "Shares") and Obligor paid the purchase price for the Shares by delivering to the Company the Old Note.

                  To secure the complete and timely performance by Obligor of Obligor's obligations under this Note, Obligor hereby pledges to the Company, and grants to the Company a security interest in, the Shares. To perfect such pledge, the Company will maintain possession of the Shares, as evidenced by a properly issued and countersigned stock certificate therefor and accompanied by a duly executed stock power therefor endorsed in blank, which have previously been delivered to the Company in connection with the Old Note and the Company hereby acknowledges possession of the Shares and stock powers. The term "Pledged Securities," as used herein, means the shares, certificate and stock power so delivered, plus any additional money, property or securities delivered to or otherwise held by the Company as additional security pursuant to the provisions of this Note. Obligor does hereby create a further such security interest in all dividends and distributions that may hereafter be declared or paid upon the Pledged Securities as well as any securities issued in subdivision or combination thereof, or in substitution therefor, to be received by the Company and held as additional security for Obligor's obligations under this Note. Obligor shall forthwith deliver to the Company any and all of such dividends, distributions and securities that may be at any time received by Obligor (and the Company is authorized to retain the same), to be held by the Company as though the same were Pledged Securities, in accordance with the terms of this Note. Any cash received and retained by the Company as additional security hereunder pursuant to the foregoing provisions may at any time and from time to time be applied (in whole or in part) by the Company, at the Company's option, to the payment of interest on and/or principal of this Note (as the Company shall in its sold discretion determined).

                  Obligor represents and warrants to the Company that Obligor has, and will have while the Pledged Securities are on deposit with the Company hereunder, good title to all of the Pledged Securities, free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever (except as provided herein); provided, however, that, (i) in the event of any sale of Pledged Securities pursuant to the express terms and conditions of Section 1(b) of the Agreement as amended on the date hereof, Company shall release such Pledged Securities from the security interest granted hereby and the same shall cease to be Pledged Securities for all purposes hereunder, and (ii) in the event of any voluntary prepayment by Obligor of all or any portion of the principal of this Note, Company shall release that number of the Pledged Securities (rounded to the nearest whole share) as shall equal the principal amount so prepaid divided by $5.375.

                  So long as the Pledged Securities are on deposit with the Company hereunder, Obligor shall be entitled to exercise, as Obligor shall think fit, but in a manner not inconsistent with

F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        2
the terms of this Note, the voting power with respect to the Pledged Securities, subject to the terms of the Voting Agreement (as defined in the Agreement as amended on the date hereof).

                  Obligor hereby appoints the Company as Obligor's attorney-in-fact for the purpose of carrying out the provisions of the Agreement as amended on the date hereof and taking any action and executing any instrument which either may deem necessary or advisable to accomplish the purposes hereof or thereof. Without limiting the generality of the foregoing, the Company shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to Obligor representing any interest or dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

                  Notwithstanding anything to the contrary contained herein, if Obligor ceases to be an employee of the Company or any subsidiary thereof or ceases to be engaged in consulting activities for any thereof, all amounts owing under this Note shall thereupon become and be immediately due and payable unless the Company notifies the Purchaser otherwise.

                  If (i) Obligor shall fail to make any payment hereunder on or prior to the date on which such payment is due (including pursuant to the immediately preceding paragraph), (ii) Obligor shall die, (iii) Obligor shall
(A) be generally not paying his debts as they become due, (B) file, consent by answer or otherwise to the filing against it of, default with respect to, or not timely controvert, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (C) make an assignment for the benefit of Obligor's creditors, (D) be adjudicated insolvent; or (E) take action for the purpose of any of the foregoing, or (iv) a court or governmental authority of competent jurisdiction shall enter an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to Obligor or with respect to any substantial part of Obligor's property, or an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Obligor, or any petition for any such relief shall be filed against Obligor and such petition shall not be dismissed within 60 days -- then and in any such event (each such event referred to in this paragraph being referred to herein as an "Event of Default"), in addition to all rights and remedies of the Company under applicable law and otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, the Company may, at its option, declare all amounts owing under this Note to be due and payable, whereupon the maturity of this Note shall be accelerated and all amounts owing hereunder shall forthwith become and be immediately due and payable.

                  If an Event of Default shall occur and be continuing (without waiver), then, and in any such event, the Company shall be entitled to exercise any and all rights and remedies with respect to the Pledged Securities or any part thereof as are provided by the Uniform Commercial Code of the State of New Jersey, as now or hereafter in effect, or other applicable law. In furtherance of and

F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        3
without limiting the foregoing, in such event the Company shall be entitled, at its option and upon five days' prior notice to Obligor, to apply all or any part of the Pledged Securities in satisfaction of amounts due under this Note, by cancelling the Pledged Securities applied to the payment thereof (and for the purposes hereof the Pledged Securities shall be valued at the Fair Market Value thereof on the date of payment). Obligor recognizes that the Company would be unable to effect a public sale of all or a part of the Pledged Securities absent compliance with the Securities Act of 1933, as amended, as now or hereafter in effect, and/or applicable Blue Sky or other state securities laws, as now or hereafter in effect, and that compliance with the foregoing would subject the Company to considerable expense. Accordingly, Obligor agrees that the Company shall be deemed to have acted in a commercially reasonable manner by cancelling Pledged Securities (in lieu of any sale thereof) as aforesaid in satisfaction of amounts due under this Note.

                  Obligor and all endorsers, guarantors and sureties hereof hereby severally waive diligence, demand, presentment, protest and notice of any kind, and assent to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

                  Obligor may, at his or her option, at any time and from time to time, prepay all or any part of the principal of this Note, without penalty or premium (each such prepayment to be applied first to accrued interest and then to principal).

                  This Note may not be changed, modified or terminated except by an agreement in writing signed by the Company and Obligor.

                  Obligor agrees to pay all costs and expenses including reasonable attorneys' fees, incurred by any holder of this Note in investigating and enforcing any of such holder's rights and remedies following an Event of Default hereunder, whether or not suit is instituted.

                  In the event of any litigation with respect to any of this Note or the Collateral, Obligor waives the right to a trial by jury. Obligor hereby irrevocably consents to the jurisdiction of the courts of the State of New Jersey and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note or the Collateral. Process in any such action or proceeding may be served on Obligor anywhere in the world, whether within or without the State of New Jersey, by first class certified or registered mail, postage prepaid, return receipt requested, or by any other method allowed by law.

                  This Note shall be governed by New Jersey law without regard to the conflicts of law principles thereof.



                                                      /s/ Gary M. Simon
                                                            Obligor

F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        4

           SCHEDULE A TO AMENDED AND RESTATED SECURED PROMISSORY NOTE

                               PLEDGED SECURITIES


25,000 Shares No Par Value Concord Camera Corp. Common Stock





F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        5

                  AMENDED AND RESTATED SECURED PROMISSORY NOTE


$537,500.00                                           As of November 7, 1995


                  FOR VALUE RECEIVED, Steve Jackel ("Obligor") hereby promises to pay to the order of CONCORD CAMERA CORP., a New Jersey corporation (the "Company"), in lawful money of the United States in immediately available funds, at 35 Mileed Way, Avenel, New Jersey, 07001, or at such other place as the Company or any holder hereof may from time to time designate, the principal sum of Five-Hundred Thirty-Seven Thousand Five Hundred Dollars ($537,500.00), on the fifth anniversary of the date hereof (or earlier as hereinafter provided), and to pay interest at such office or place from the date hereof on the unpaid principal balance hereof (calculated on the basis of a 365-day year and actual days elapsed) at the rate of six percent (6%) per annum, payable annually in arrears on each anniversary of the date hereof, until such unpaid principal balance shall be due and payable (whether at maturity, by acceleration or otherwise), and thereafter, on demand. In no event shall the rate of interest hereunder exceed the maximum interest rate permitted by applicable law.

                  Interest on this Note shall be payable in cash, except that so long as Obligor remains an employee of the Company or any subsidiary thereof or performs consulting activities for any thereof, Obligor may (i) apply the shares of the Company's Common Stock pledged to the Company as provided below in payment of interest, by delivering to the Company a letter in form and substance reasonably satisfactory to the Company instructing it to apply the requisite number of such shares to the payment of such interest (whereupon the number of shares required for such payment shall be cancelled), it being understood that for this purpose such shares shall be valued at the Fair Market Value (as defined below) thereof on the date on which such letter is so delivered to the Company, or (ii) deliver, as payment of interest, a secured promissory note dated the date of payment of interest in the principal amount of such interest payment and having substantially the same terms as this Note. Interest on this Note may also be payable in any combination of cash, shares of the Company's Common Stock or a secured promissory note, all on the terms described in the preceding sentence. For the purposes hereof, the "Fair Market Value" per share of Common Stock of the Company ("Common Stock") on any date means the average of the closing prices for the Common Stock for the five consecutive trading days immediately preceding such date. The closing price for the Common Stock on any date shall be the closing price thereof officially reported on that date (or if there were no sales on that date, on the next preceding date on which such closing price was recorded) by the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any such national securities exchange, the closing price as furnished by the National Association of Securities Dealers through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not reported on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company (whose determination shall be conclusive), based on the best information available to it.

F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        1

                  This Note amends and restates in all respects that certain secured promissory note, dated November 7, 1995, from Obligor to the Company in the principal amount of $537,500, (the "Old Note"). Amounts outstanding under the Old Note on the date hereof shall be evidenced by and repayable in accordance with this Note. Pursuant to an Agreement, dated as of November 7, 1995 (the "Agreement"), between the Company and Obligor, the Company issued to Obligor the shares of Common Stock listed on Schedule A hereto (the "Shares") and Obligor paid the purchase price for the Shares by delivering to the Company the Old Note.

                  To secure the complete and timely performance by Obligor of Obligor's obligations under this Note, Obligor hereby pledges to the Company, and grants to the Company a security interest in, the Shares. To perfect such pledge, the Company will maintain possession of the Shares, as evidenced by a properly issued and countersigned stock certificate therefor and accompanied by a duly executed stock power therefor endorsed in blank, which have previously been delivered to the Company in connection with the Old Note and the Company hereby acknowledges possession of the Shares and stock powers. The term "Pledged Securities," as used herein, means the shares, certificate and stock power so delivered, plus any additional money, property or securities delivered to or otherwise held by the Company as additional security pursuant to the provisions of this Note. Obligor does hereby create a further such security interest in all dividends and distributions that may hereafter be declared or paid upon the Pledged Securities as well as any securities issued in subdivision or combination thereof, or in substitution therefor, to be received by the Company and held as additional security for Obligor's obligations under this Note. Obligor shall forthwith deliver to the Company any and all of such dividends, distributions and securities that may be at any time received by Obligor (and the Company is authorized to retain the same), to be held by the Company as though the same were Pledged Securities, in accordance with the terms of this Note. Any cash received and retained by the Company as additional security hereunder pursuant to the foregoing provisions may at any time and from time to time be applied (in whole or in part) by the Company, at the Company's option, to the payment of interest on and/or principal of this Note (as the Company shall in its sold discretion determined).

                  Obligor represents and warrants to the Company that Obligor has, and will have while the Pledged Securities are on deposit with the Company hereunder, good title to all of the Pledged Securities, free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever (except as provided herein); provided, however, that, (i) in the event of any sale of Pledged Securities pursuant to the express terms and conditions of Section 1(b) of the Agreement as amended on the date hereof, Company shall release such Pledged Securities from the security interest granted hereby and the same shall cease to be Pledged Securities for all purposes hereunder, and (ii) in the event of any voluntary prepayment by Obligor of all or any portion of the principal of this Note, Company shall release that number of the Pledged Securities (rounded to the nearest whole share) as shall equal the principal amount so prepaid divided by $5.375.

                  So long as the Pledged Securities are on deposit with the Company hereunder, Obligor shall be entitled to exercise, as Obligor shall think fit, but in a manner not inconsistent with

F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        2
the terms of this Note, the voting power with respect to the Pledged Securities, subject to the terms of the Voting Agreement (as defined in the Agreement as amended on the date hereof).

                  Obligor hereby appoints the Company as Obligor's attorney-in-fact for the purpose of carrying out the provisions of the Agreement as amended on the date hereof and taking any action and executing any instrument which either may deem necessary or advisable to accomplish the purposes hereof or thereof. Without limiting the generality of the foregoing, the Company shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to Obligor representing any interest or dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

                  Notwithstanding anything to the contrary contained herein, if Obligor ceases to be an employee of the Company or any subsidiary thereof or ceases to be engaged in consulting activities for any thereof, all amounts owing under this Note shall thereupon become and be immediately due and payable unless the Company notifies the Purchaser otherwise.

                  If (i) Obligor shall fail to make any payment hereunder on or prior to the date on which such payment is due (including pursuant to the immediately preceding paragraph), (ii) Obligor shall die, (iii) Obligor shall
(A) be generally not paying his debts as they become due, (B) file, consent by answer or otherwise to the filing against it of, default with respect to, or not timely controvert, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (C) make an assignment for the benefit of Obligor's creditors, (D) be adjudicated insolvent; or (E) take action for the purpose of any of the foregoing, or (iv) a court or governmental authority of competent jurisdiction shall enter an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to Obligor or with respect to any substantial part of Obligor's property, or an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Obligor, or any petition for any such relief shall be filed against Obligor and such petition shall not be dismissed within 60 days -- then and in any such event (each such event referred to in this paragraph being referred to herein as an "Event of Default"), in addition to all rights and remedies of the Company under applicable law and otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, the Company may, at its option, declare all amounts owing under this Note to be due and payable, whereupon the maturity of this Note shall be accelerated and all amounts owing hereunder shall forthwith become and be immediately due and payable.

                  If an Event of Default shall occur and be continuing (without waiver), then, and in any such event, the Company shall be entitled to exercise any and all rights and remedies with respect to the Pledged Securities or any part thereof as are provided by the Uniform Commercial Code of the State of New Jersey, as now or hereafter in effect, or other applicable law. In furtherance of and

F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        3
without limiting the foregoing, in such event the Company shall be entitled, at its option and upon five days' prior notice to Obligor, to apply all or any part of the Pledged Securities in satisfaction of amounts due under this Note, by cancelling the Pledged Securities applied to the payment thereof (and for the purposes hereof the Pledged Securities shall be valued at the Fair Market Value thereof on the date of payment). Obligor recognizes that the Company would be unable to effect a public sale of all or a part of the Pledged Securities absent compliance with the Securities Act of 1933, as amended, as now or hereafter in effect, and/or applicable Blue Sky or other state securities laws, as now or hereafter in effect, and that compliance with the foregoing would subject the Company to considerable expense. Accordingly, Obligor agrees that the Company shall be deemed to have acted in a commercially reasonable manner by cancelling Pledged Securities (in lieu of any sale thereof) as aforesaid in satisfaction of amounts due under this Note.

                  Obligor and all endorsers, guarantors and sureties hereof hereby severally waive diligence, demand, presentment, protest and notice of any kind, and assent to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

                  Obligor may, at his or her option, at any time and from time to time, prepay all or any part of the principal of this Note, without penalty or premium (each such prepayment to be applied first to accrued interest and then to principal).

                  This Note may not be changed, modified or terminated except by an agreement in writing signed by the Company and Obligor.

                  Obligor agrees to pay all costs and expenses including reasonable attorneys' fees, incurred by any holder of this Note in investigating and enforcing any of such holder's rights and remedies following an Event of Default hereunder, whether or not suit is instituted.

                  In the event of any litigation with respect to any of this Note or the Collateral, Obligor waives the right to a trial by jury. Obligor hereby irrevocably consents to the jurisdiction of the courts of the State of New Jersey and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note or the Collateral. Process in any such action or proceeding may be served on Obligor anywhere in the world, whether within or without the State of New Jersey, by first class certified or registered mail, postage prepaid, return receipt requested, or by any other method allowed by law.

                  This Note shall be governed by New Jersey law without regard to the conflicts of law principles thereof.



                                                      /s/ Steve Jackel
                                                           Obligor

F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        4

           SCHEDULE A TO AMENDED AND RESTATED SECURED PROMISSORY NOTE

                               PLEDGED SECURITIES


100,000 Shares No Par Value Concord Camera Corp. Common Stock





F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        5

                  AMENDED AND RESTATED SECURED PROMISSORY NOTE


$37,625.00                                             As of November 7, 1995


                  FOR VALUE RECEIVED, Arthur Zawodny ("Obligor") hereby promises to pay to the order of CONCORD CAMERA CORP., a New Jersey corporation (the "Company"), in lawful money of the United States in immediately available funds, at 35 Mileed Way, Avenel, New Jersey, 07001, or at such other place as the Company or any holder hereof may from time to time designate, the principal sum of Thirty-Seven Thousand Six-Hundred Twenty-Five Dollars ($37,625.00), on the fifth anniversary of the date hereof (or earlier as hereinafter provided), and to pay interest at such office or place from the date hereof on the unpaid principal balance hereof (calculated on the basis of a 365-day year and actual days elapsed) at the rate of six percent (6%) per annum, payable annually in arrears on each anniversary of the date hereof, until such unpaid principal balance shall be due and payable (whether at maturity, by acceleration or otherwise), and thereafter, on demand. In no event shall the rate of interest hereunder exceed the maximum interest rate permitted by applicable law.

                  Interest on this Note shall be payable in cash, except that so long as Obligor remains an employee of the Company or any subsidiary thereof or performs consulting activities for any thereof, Obligor may (i) apply the shares of the Company's Common Stock pledged to the Company as provided below in payment of interest, by delivering to the Company a letter in form and substance reasonably satisfactory to the Company instructing it to apply the requisite number of such shares to the payment of such interest (whereupon the number of shares required for such payment shall be cancelled), it being understood that for this purpose such shares shall be valued at the Fair Market Value (as defined below) thereof on the date on which such letter is so delivered to the Company, or (ii) deliver, as payment of interest, a secured promissory note dated the date of payment of interest in the principal amount of such interest payment and having substantially the same terms as this Note. Interest on this Note may also be payable in any combination of cash, shares of the Company's Common Stock or a secured promissory note, all on the terms described in the preceding sentence. For the purposes hereof, the "Fair Market Value" per share of Common Stock of the Company ("Common Stock") on any date means the average of the closing prices for the Common Stock for the five consecutive trading days immediately preceding such date. The closing price for the Common Stock on any date shall be the closing price thereof officially reported on that date (or if there were no sales on that date, on the next preceding date on which such closing price was recorded) by the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any such national securities exchange, the closing price as furnished by the National Association of Securities Dealers through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not reported on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company (whose determination shall be conclusive), based on the best information available to it.

F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        1

                  This Note amends and restates in all respects that certain secured promissory note, dated November 7, 1995, from Obligor to the Company in the principal amount of $37,675.00, (the "Old Note"). Amounts outstanding under the Old Note on the date hereof shall be evidenced by and repayable in accordance with this Note. Pursuant to an Agreement, dated as of November 7, 1995 (the "Agreement"), between the Company and Obligor, the Company issued to Obligor the shares of Common Stock listed on Schedule A hereto (the "Shares") and Obligor paid the purchase price for the Shares by delivering to the Company the Old Note.

                  To secure the complete and timely performance by Obligor of Obligor's obligations under this Note, Obligor hereby pledges to the Company, and grants to the Company a security interest in, the Shares. To perfect such pledge, the Company will maintain possession of the Shares, as evidenced by a properly issued and countersigned stock certificate therefor and accompanied by a duly executed stock power therefor endorsed in blank, which have previously been delivered to the Company in connection with the Old Note and the Company hereby acknowledges possession of the Shares and stock powers. The term "Pledged Securities," as used herein, means the shares, certificate and stock power so delivered, plus any additional money, property or securities delivered to or otherwise held by the Company as additional security pursuant to the provisions of this Note. Obligor does hereby create a further such security interest in all dividends and distributions that may hereafter be declared or paid upon the Pledged Securities as well as any securities issued in subdivision or combination thereof, or in substitution therefor, to be received by the Company and held as additional security for Obligor's obligations under this Note. Obligor shall forthwith deliver to the Company any and all of such dividends, distributions and securities that may be at any time received by Obligor (and the Company is authorized to retain the same), to be held by the Company as though the same were Pledged Securities, in accordance with the terms of this Note. Any cash received and retained by the Company as additional security hereunder pursuant to the foregoing provisions may at any time and from time to time be applied (in whole or in part) by the Company, at the Company's option, to the payment of interest on and/or principal of this Note (as the Company shall in its sold discretion determined).

                  Obligor represents and warrants to the Company that Obligor has, and will have while the Pledged Securities are on deposit with the Company hereunder, good title to all of the Pledged Securities, free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever (except as provided herein); provided, however, that, (i) in the event of any sale of Pledged Securities pursuant to the express terms and conditions of Section 1(b) of the Agreement as amended on the date hereof, Company shall release such Pledged Securities from the security interest granted hereby and the same shall cease to be Pledged Securities for all purposes hereunder, and (ii) in the event of any voluntary prepayment by Obligor of all or any portion of the principal of this Note, Company shall release that number of the Pledged Securities (rounded to the nearest whole share) as shall equal the principal amount so prepaid divided by $5.375.

                  So long as the Pledged Securities are on deposit with the Company hereunder, Obligor shall be entitled to exercise, as Obligor shall think fit, but in a manner not inconsistent with

F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        2
the terms of this Note, the voting power with respect to the Pledged Securities, subject to the terms of the Voting Agreement (as defined in the Agreement as amended on the date hereof).

                  Obligor hereby appoints the Company as Obligor's attorney-in-fact for the purpose of carrying out the provisions of the Agreement as amended on the date hereof and taking any action and executing any instrument which either may deem necessary or advisable to accomplish the purposes hereof or thereof. Without limiting the generality of the foregoing, the Company shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to Obligor representing any interest or dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

                  Notwithstanding anything to the contrary contained herein, if Obligor ceases to be an employee of the Company or any subsidiary thereof or ceases to be engaged in consulting activities for any thereof, all amounts owing under this Note shall thereupon become and be immediately due and payable unless the Company notifies the Purchaser otherwise.

                  If (i) Obligor shall fail to make any payment hereunder on or prior to the date on which such payment is due (including pursuant to the immediately preceding paragraph), (ii) Obligor shall die, (iii) Obligor shall
(A) be generally not paying his debts as they become due, (B) file, consent by answer or otherwise to the filing against it of, default with respect to, or not timely controvert, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (C) make an assignment for the benefit of Obligor's creditors, (D) be adjudicated insolvent; or (E) take action for the purpose of any of the foregoing, or (iv) a court or governmental authority of competent jurisdiction shall enter an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to Obligor or with respect to any substantial part of Obligor's property, or an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Obligor, or any petition for any such relief shall be filed against Obligor and such petition shall not be dismissed within 60 days -- then and in any such event (each such event referred to in this paragraph being referred to herein as an "Event of Default"), in addition to all rights and remedies of the Company under applicable law and otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, the Company may, at its option, declare all amounts owing under this Note to be due and payable, whereupon the maturity of this Note shall be accelerated and all amounts owing hereunder shall forthwith become and be immediately due and payable.

                  If an Event of Default shall occur and be continuing (without waiver), then, and in any such event, the Company shall be entitled to exercise any and all rights and remedies with respect to the Pledged Securities or any part thereof as are provided by the Uniform Commercial Code of the State of New Jersey, as now or hereafter in effect, or other applicable law. In furtherance of and

F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        3
without limiting the foregoing, in such event the Company shall be entitled, at its option and upon five days' prior notice to Obligor, to apply all or any part of the Pledged Securities in satisfaction of amounts due under this Note, by cancelling the Pledged Securities applied to the payment thereof (and for the purposes hereof the Pledged Securities shall be valued at the Fair Market Value thereof on the date of payment). Obligor recognizes that the Company would be unable to effect a public sale of all or a part of the Pledged Securities absent compliance with the Securities Act of 1933, as amended, as now or hereafter in effect, and/or applicable Blue Sky or other state securities laws, as now or hereafter in effect, and that compliance with the foregoing would subject the Company to considerable expense. Accordingly, Obligor agrees that the Company shall be deemed to have acted in a commercially reasonable manner by cancelling Pledged Securities (in lieu of any sale thereof) as aforesaid in satisfaction of amounts due under this Note.

                  Obligor and all endorsers, guarantors and sureties hereof hereby severally waive diligence, demand, presentment, protest and notice of any kind, and assent to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

                  Obligor may, at his or her option, at any time and from time to time, prepay all or any part of the principal of this Note, without penalty or premium (each such prepayment to be applied first to accrued interest and then to principal).

                  This Note may not be changed, modified or terminated except by an agreement in writing signed by the Company and Obligor.

                  Obligor agrees to pay all costs and expenses including reasonable attorneys' fees, incurred by any holder of this Note in investigating and enforcing any of such holder's rights and remedies following an Event of Default hereunder, whether or not suit is instituted.

                  In the event of any litigation with respect to any of this Note or the Collateral, Obligor waives the right to a trial by jury. Obligor hereby irrevocably consents to the jurisdiction of the courts of the State of New Jersey and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note or the Collateral. Process in any such action or proceeding may be served on Obligor anywhere in the world, whether within or without the State of New Jersey, by first class certified or registered mail, postage prepaid, return receipt requested, or by any other method allowed by law.

                  This Note shall be governed by New Jersey law without regard to the conflicts of law principles thereof.



                                                      /s/ Arthur Zawodny
                                                           Obligor

F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        4

           SCHEDULE A TO AMENDED AND RESTATED SECURED PROMISSORY NOTE

                               PLEDGED SECURITIES


7,000 Shares No Par Value Concord Camera Corp. Common Stock


F:\GROUP\EDGAR\13D97\EXHIBITI.13D
NOTE AMENDMENT NOVEMBER 7, 1995
                                        5